Exhibit 21

                       SUBSIDIARIES OF THE REGISTRANT


    Unless otherwise indicated, all of the voting securities of these subsidiaries are directly or indirectly owned by the registrant. Where the name of the subsidiary is indented, the voting securities of such subsidiary are owned directly by the company under which its name is indented. Certain subsidiaries have been omitted which, if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as defined in Rule 1-02(v) of Regulation S-X.


                                                            Jurisdiction
Name of Subsidiary                                          of Incorporation

I.  Companies engaged in travel related services

    American Express Travel Related                         New York
        Services Company, Inc.
      Amex Canada, Inc. (94.4% owned)                       Canada
         1001674 Ontario, Inc.                              Canada
         1001675 Ontario, Inc.                              Canada
      Amex Bank of Canada                                   Canada
      American Express Deposit Corporation                  Utah
      American Express Company (Mexico) S.A. de C.V.        Mexico
      American Express Centurion Bank                       Delaware
         American Express Centurion Services Corporation    Delaware
      American Express Credit Corporation                   Delaware
         American Express Overseas Credit                   Jersey, Channel
           Corporation, Ltd.                                Islands
            AEOCC Management Co., Ltd.                      Jersey, Channel
            American Express Overseas Finance               Netherlands
              Company, N.V.                                 Antilles
              American Express Overseas Credit              Netherlands
                Corporation, N.V.                           Antilles
                American Express Overseas Credit            Belgium
                 Corporation, S.A.
         Credco Receivables Corp.                           Delaware
      American Express Direct Response Corporation          Delaware
      American Express Financial Services Ltd.              England
      American Express Receivables Financing Corp.          Delaware
      American Express do Brazil Tempo & Cia, Inc.          Delaware
      American Express do Brasil Servicos                   Brazil
         Internacionais, Ltda. (90% owned)
      American Express do Brazil Tempo & Cia (90% owned)    Brazil
      American Express do Brasil S.A.                       Brazil
           Turismo (90% owned)
      American Express International (B) SDN.BHD (Brunei)   Brunei
      American Express Limited                              Delaware
         American Express Argentina, S.A.                   Argentina
         American Express (Malaysia) Sdn. Bhd.              Malaysia
         American Express (Thai) Co. Ltd. (77.5% owned)     Thailand
         TRS Card International Inc.                        Delaware
            (75% owned, 25% by CFS, Ltd.)
         American Express D'Espana, S.A.                    Spain
            American Express Viajes, S.A.                   Spain
            Amex Asesores de Seguros SA                     Spain
      Centurion Finance, Ltd.                               New Zealand
      American Express International, Inc.                  Delaware
         American Express Hungary KFT                       Hungary
            American Express Reisebyria A/S                 Norway
         American Express Company A/S                       Norway
         AMEX Services Inc.                                 Delaware
         American Express Company, S.P.A.                   Italy
            American Express Factoring, Srl.                Italy
            American Express Locazioni                      Italy
              Finanziarie, Sr1.
         American Express Int'l A.E. (Greece)               Greece
         American Express Int'l (Taiwan), Inc.              Taiwan
         American Express of Egypt, Ltd.                    Delaware
         American Express Carte France, S.A.                France
         American Express Daro Voyages France, S.A.         France
         AllCard Service GmbH                               Germany
         American Express Bureau de Change S.A.             Greece
         Amex (Gulf States) E.C. (50% owned)                Bahrain
         American Express Exposure Management, Ltd          Jersey, Channel
                                                            Islands
         American Express Travel Poland Sp.Zo.O             Poland
         American Express Czechoslovakia, Spol.SRO.         Czechoslovakia
         American Express Company A/B                       Sweden
            American Express Resebyra A/B                   Sweden
            American Express Services Sweden A/B            Sweden
         American Express Services Finland OY               Finland
         Sociedad Internacional de Servicios                Panama
           de Panama, S.A.
         Amex Sumigin Service Company, Ltd. (40% owned)     Japan
         American Express Russia Limited                    Russia
      American Express Holdings AB                          Sweden
         TMG Intressenter                                   Sweden
         Nyman & Schultz AB (95.4% owned)                   Sweden
            Book Hotel AB                                   Sweden
            Forsakringsaktiebolaget Viator                  Sweden
            Nyman & Schultz Affarsresor AB                  Sweden
               First Card AB                                Sweden
            Nyman & Schultz Grupp och Konferens AB          Sweden
               Nyman & Schultz Travel, Inc.                 Delaware
            Nyman & Schultz UK Plc                          England
               Nyman & Schultz, Ltd.                        England
                  IEL Travel Ltd.                           England
                     IEL Travel (Swindon) Ltd.              England
                        IEL Travel (Groups) Ltd.            England
                        IEL Travel (Leisure) Ltd.           England
            Pluresor AB (67% owned)                         Sweden
            Profil Rejser A/S (30% owned)                   Denmark
            Resespecialisterna Enkoping AB (26% owned)      Sweden
            Resespecialisterna Syd AB (84% owned)           Sweden
               Resespecialisterna Helsingborg AB            Sweden
                  (84% owned)
            Scandinavian Express AB                         Sweden
               Destination Kiruna AB (22% owned)            Sweden
               Oy Scandinavian Express Finland AB           Sweden
                  (95% owned)
            SvenskKinesiskan Resebyran AB (21% owned)       Sweden
            TeleTravel Scandinavia AB                       Sweden
               Fastighets AB Ostanan                        Sweden
               Stockholm Central Hotel AB                   Sweden
            TMG Forvaltning HB (60% owned)                  Sweden
            TMG International B.V.                          Netherlands
               Nyman & Schultz Norge A/S                    Norway
               Nyman & Schultz Forretningsreiser A/S        Norway
               Nyman & Schultz Gruppe-of Spesialreiser A/S  Norway
      American Express Publishing Corp.                     New York
         Soutwest Media Corporation                         Texas
      Amexco, Inc.                                          Delaware
      Societe Francaise du Cheque de Voyage, S.A.           France
         (34% owned)
      Repertoire International, Inc.                        Delaware
      Travellers Cheque Associates, Ltd. (54% owned)        England
      American Express Service Corporation                  Delaware
      Banamsa S,A, de CV (49% owned, 51% owned by Banamex)  Mexico
      Bansamex S.A. (50% owned, 50% owned by Banco          Spain
         Santander)
      American Express Europe, Ltd.                         Delaware
         Travel Places (City) Ltd.                          England
            Travel Places (Incentives) Ltd.                 England
      American Express Services, Ltd.                       England
      American Express Ireland, Ltd.                        Ireland
      American Express Insurance Services, Ltd.             England
      Amex Services Europe Limited                          England
      Amex Marketing Japan Ltd.                             Delaware
      American Express Realty Mgt. Co.                      California
      American Express Group and Incentive                  Michigan
        Services, Inc. (90% owned)
      American Express TRS, Inc.                            Florida
      Cardmember Financial Services, Ltd.                   Jersey, Channel
                                                            Islands
      AMEX Life Assurance Company                           California
         American Centurion Life Assurance Company          New York
      Holdinsco, Inc.                                       Delaware
         AMEX Assurance Company                             Illinois
      Integrated Travel Systems, Inc.                       Texas
      The AYCO Corporation                                  New York
         The AYCO Development Corporation                   New York
         Mercer Allied Corporation                          New York
         ADRAC Realty Corp.                                 New York
         Albion Real Estate Corporation                     New York
         Ayco Real Estate Services, Inc.                    New York
         Ayco Program Services, Inc.                        New York
         Ayco Maryland Realty Investors, Inc.               Maryland
         Ayco Jacksonville Associates II, Inc.              New York
         Ayco Los Angeles Office Associates I, Inc.         New York
         Ayco Services Insurance Agency, Inc.               New York
         Ayco Greensboro Associates I, Inc.                 Delaware
         Ayco Hedge Corporation                             New York
         The Ayco Services Agency of Alabama, Inc.          Alabama
         The MBS Agency of Ohio, Inc. (50% owned)           Ohio
      Epsilon Data Management, Inc.                         Delaware
         Epsilon Master Software Corporation                Delaware
      Controlled Airspace Corporation                       Texas
      Tour and Incentive Management Corporation             Delaware
      Lifeco Management (Canada), Inc.                      Canada
      Lifeco Travel (Canada), Inc.                          Canada
      Lifeco Travel Management S.A.R.L.                     France
      Lifeco Travel Management, Ltd.                        United Kingdom
      Mark Allan Travel Inc.                                California
      Competitive Technologies, Inc.                        Texas

II.   Companies engaged in investors diversified financial services

    IDS Financial Corporation                               Delaware
      IDS Financial Services Inc.                           Delaware
      IDS Real Estate Services, Inc.                        Delaware
      IDS Securities Corporation                            Delaware
      IDS Bank & Trust                                      Minnesota
      IDS International, Inc.                               Delaware
      IDS Life Insurance Company                            Minnesota
         IDS Life Insurance Company of New York             New York
         American Enterprise Life Insurance Company         Indiana
      IDS Certificate Company                               Delaware
         Investors Syndicate Development Corp.              Nevada
      IDS Fund Management Limited                           England
      IDS Insurance Agency of North Carolina Inc.           North Carolina
      IDS Insurance Agency of Arkansas Inc.                 Arkansas
      IDS Insurance Agency of Alabama Inc.                  Alabama
      IDS Insurance Agency of New Mexico Inc.               New Mexico
      IDS Insurance Agency of Utah Inc.                     Utah
      IDS Insurance Agency of Wyoming Inc.                  Wyoming
      IDS Insurance Agency of Nevada Inc.                   Nevada
      IDS Insurance Agency of Ohio Inc.                     Ohio
      IDS Insurance Agency of Massachussetts Inc.           Massachusetts
      IDS Advisory Group Inc.                               Minnesota
         IDS Capital Holdings Inc.                          Minnesota
      IDS Management Corporation                            Minnesota
         IDS Partnership Services Corporation               Minnesota
         IDS Cable Corporation                              Minnesota
         IDS Futures Corporation                            Minnesota
         IDS Realty Corporation                             Minnesota
         IDS Futures III Corporation                        Minnesota
         IDS Cable II Corporation                           Minnesota
      IDS Property Casualty Insurance Company               Wisconsin
      American Express Minnesota Foundation                 Minnesota
      IDS Deposit Corp.                                     Utah
      IDS Sales Support Inc.                                Minnesota
      IDS Plan Services of California, Inc.                 Minnesota
      American Enterprise Investment Services Inc.          Minnesota
      IDS Aircraft Services Corporation                     Minnesota

III.  Companies engaged in international banking services

    American Express Bank Ltd.                              Connecticut
      American Express International                        Netherlands
        Finance Corporation B.V.                            Antilles
         American Express International                     Thailand
           Investment Limited
      American Express Management Services Inc.             Delaware
         Amex Human Resources (Japan) Inc.                  Delaware
      Amex Holdings, Inc.                                   Delaware
         American Express International Finance             Netherlands
           Corporation N.V.                                 Antilles
         American Express Bank GmbH                         Germany
            Amex Grundstuecksverwaltung GmbH                Germany
         American Express International Development         Cayman Islands
           Company (Cayman) Limited
         Egyptian American Bank (49% owned)                 Egypt
         Guaramex, Inc.                                     Delaware
         Paramex, Inc.                                      Delaware
         Amtrade Holdings, Inc. (100% owned)                Delaware
            American Express Bank (Switzerland) S.A.        Switzerland
               Cristal Trust Services S.A.-Geneva           Switzerland
         AEB Aviation Services, Inc.                        Delaware
         International Trade Services Pte Ltd.              Singapore
         Dash 200 + Ltd. (50% owned)                        Cayman Islands
         Queens House Properties Limited (36.97% owned)     Guernsey
         Amex Broker Assicurativo Srl.                      Italy
         Amex International Trust (Guernsey) Limited        Guernsey
         AMEX Insurance Marketing, Inc.                     Taiwan
         January Real Estate                                Cayman Islands
         Etoral Finance, Inc.                               Panama
            Sociedad Del Desarrollo Mercantil               Chile
                Ltda. (50% owned by each of Amex
                Holdings, Inc. and Etoral Finance, Inc.)
         Remor and Associates Inc.                          Panama
         Republic Leasing Do Brasil S/A                     Brazil
            Arrendamento Mercantil (49.8% owned)
         Anangel-American Shipholdings Limited (3.7% owned) Cayman Islands
         American Express Bank Asset Management             Jersey, Channel
            (Jersey) Ltd.                                   Islands
         Priory Centre Investments Limited (31.02% owned)   Guernsey
         American Express Bank (Luxembourg) S.A.            Luxembourg
            Multistakes Company S.A.                        Luxembourg
         American Express Bank (Uruguay) S.A.               Uruguay
         Tribute Royalties, Inc.                            Delaware
         Lehman Brothers S.A.                               Switzerland
         Amex International Trust (Cayman) Ltd.             Cayman Islands
         International Capital Corporation                  Delaware
            Intercapital Comercio e Participacoes Ltda.     Brazil
               Conepar Compania Nordestina de               Brazil
                 Participacoes S.A. (36.67% owned)
            Convertible Holding Ltd.                        Cayman Islands
               CTH Common Holdings Ltd.                     Cayman Islands
                  Complejos Turisticos Huatulco,            Mexico
                    S.A. de C.V. (15% of common stock)
               CTH Preferred Holdings Ltd.                  Cayman Islands
                  Complejos Turisticos Huatulco,            Mexico
                    S.A. de C.V. (84% of preferred stock)
            Turcan Holdings Ltd.                            Cayman Islands
               TC Holdings Ltd.                             Cayman Islands
                  Turistica Cancun, S.A. de C.V. (28% owned)Mexico
            Acamex Holdings Ltd.                            Cayman Islands
               Etisa Holdings Ltd.                          Cayman Islands
                  Empresas Turisticas Integradas,           Mexico
                    S.A. de C.V. (92.35% owned)
            Asesoria Empresarial ICC, S.A. de C.V.          Mexico
            Agricola Las Dos Mercedes Limitada              Chile
            Agricola Amalia de Paine Limitada               Chile
            Agricola Santa Filomena de Huelquen Limitada    Chile
            Agrotrade Amalia Ltda.                          Chile
            Floriano Representacoes Ltda.                   Brazil
            Amex Distribuidora De Titulos E Valores         Brazil
               Mobiliarios Ltda (90% owned)
         OLP Investments Ltd.                               Cayman Islands
         American Express Leasing Corporation               Delaware
            AELC Jinoriwon S.A.                             Panama
            AELC Australia Proprietary Limited              Australia
               AMP-Amex Leasing Limited                     Australia
                 (50% owned)
                  AMP-Amex Securities Pty. Ltd.             Australia
            American Express Leasing Corporation,           Brazil
              S.A. - Arrendamento Mercantil
              (50% owned by American Express Leasing
              Corporation and 50% owned by ANIF
              Comercio, Empreendimento e Negocios Ltda.)
            Reedco Leasing, Inc.                            Delaware
            Mark Leasing Inc.                               Delaware
            Carter Leasing Inc.                             Delaware
            JBB Leasing Inc.                                Delaware
            Ashley Leasing Inc.                             Delaware
            Aries Aircraft Leasing Limited                  Cayman Islands
            Aries Aircraft Leasing (US), Inc.               New York
            Daniel Leasing Corporation                      Delaware
            Nora Leasing, Inc.                              New York
            Nora 737 Leasing, Inc.                          New York
            Gemini Leasing Ltd.                             Cayman Islands
            Wings Aircraft Leasing Corp.                    Belgium
               (Amex Holdings, Inc. - 1 share of 1250 shares)
            AKW Aircraft Leasing Corporation Limited        England
            Jesem Aviation Corp.                            New York
            MME Leasing Corp.                               New York
            C Power, Inc.                                   New York
      AEB World Folio Management                            Luxembourg
      American Express Bank (France) S.A.                   France
      Amex Gestion S.A.                                     France
      American Express Bank International                   United States
      American Express Leasing (UK) Limited                 England
      Amex Asia Limited                                     Hong Kong
         Amex Finance Japan Ltd.                            Hong Kong
      Bexim International S.A. (45% owned)                  Panama
      American Express Middle East Development              Lebanon
           Company, S.A.L.
      American Express Nominees Private Limited             India
      The American Express Nominees Limited                 England
      Argentamex S.A.                                       Argentina
      Amex do Brasil Empreendimentos e Participacoes Ltda.  Brazil
      INAF Incorporated                                     Delaware
         INAF Comercio, Empreendimentos e Negocios Ltda.    Brazil
            ANIF Comercio, Empreendimentos e                Brazil
              Negocios Ltda. (37.4% owned, and
              47.3% owned by American Express Bank Ltd.
              and 15.3% by Amex Do Brazil)
                 Banco American Express                     Brazil
      Amex Capital Investments (UK) Ltd.                    England
         Maineye Limited                                    England
         Logicfull Limited                                  England
      Amexnet Limited                                       England
      AEB (UK) P.L.C.                                       England
         Grahams Rintoul Investment Trust PLC               England
            (22.5% owned and 14.96% owned by The
            American Express Nominees Limited)
      Amex Nominees (S) Pte Ltd.                            Singapore
      Amex Bank Nominee Hong Kong Limited                   Hong Kong
      First International Investment Bank Ltd.              Pakistan
         (23.62% owned)
      Investment and Capital Corporation (20% owned)        Philippines
      American Express (Poland) Ltd.                        Delaware
      Exatco Limited (50% owned)                            Bermuda
      Sociedad Gestinver de Fundos de Pensiones (40% owned) Spain
      Far East Leasing Ltd.                                 Cayman Islands
      Geneva Nominees Limited                               England
      747-2, Inc.                                           New York
      Tata Finance Ltd.                                     India
      Purbeck Petroleum Limited (25.1% owned)               England
      American Express Bank CFS, Ltd.                       Guernsey
      American Express Bank Asset Management (Cayman) Ltd.  Cayman Islands
      Historic Houston, Inc.                                Delaware
      Columbus Real Estate Corp.                            New York
      American Express Bank S.A.                            Argentina
      (56,810,000 shares owned by AEBL, 1 share owned by American Express Limited)


IV.   General

    Acuma Financial Services Ltd.                           Delaware
      Acuma Ltd.                                            Delaware
    Ainwick Corporation                                     Texas
    Alair Holdings, Inc.                                    Delaware
    American Express Asset Management Holdings, Inc.        Delaware
    American Express Corporation                            Delaware
    Amexco Insurance Company                                Delaware
    Amexco Risk Financing Holding Company                   Delaware
    Brighton Corporation                                    Delaware
    National Express Company, Inc.                          New York
      The Balcor Company Holdings, Inc.                     Delaware
         Balcor Real Estate Holdings,Inc.                   Illinois
         The Balcor Company                                 Delaware
            Balcor Securities Company                       Illinois
            Balcor Development Company                      Illinois
            Balcor Institutional Realty Advisors, Inc.      Illinois
            Allegiance Realty Group                         Illinois
            Balcor Financial Resources, Inc.                Delaware
            Allegiance Realty Group, Inc.                   Illinois
            Balcor Capital Markets, Inc.                    Illinois
            Balcor Consulting Group                         Illinois
            Balcor Realty Company                           Illinois
            Balcor Management Services, Inc.                Illinois
    Rexport, Inc.                                           Delaware
      Drillamex, Inc.                                       Delaware
    UMPAWAUG I Corporation                                  Delaware
    UMPAWAUG II Corporation                                 Delaware
    UMPAWAUG III Corporation                                Delaware
    UMPAWAUG IV Corporation                                 Delaware
    WGT Leasing Corporation                                 Delaware

V.  Companies engaged in investment services

Lehman Brothers Holdings Inc.                               Delaware
    (voting stock 93% owned, common stock 100% owned)
    AEP Premiere Corporation                                Delaware
    AEP Premiere Corporation II                             Delaware
    AFC I Bldg. Corp.                                       Georgia
    AFC II Bldg. Corp.                                      Georgia
    AFC III Bldg. Corp.                                     Georgia
    ALI Inc.                                                Delaware
    ASAS Investment Company                                 Delaware
    Americal GP Corp.                                       Delaware
    American Entertainment Depositary Corp.                 Delaware
    American Entertainment Depositary Corp. II              Delaware
    American Marketing Industries Holdings Inc.             Delaware
    American Marketing Industries Inc.                      Delaware
    B.H. Venture, Inc.                                      Delaware
    BBC Land Company                                        Georgia
    Banque Lehman Brothers S.A.                             France
    Beaver Creek Corporate Center, Inc.                     Delaware
    Broad OK Corp.                                          Delaware
    CA Claremont Associates Inc.                            Delaware
    CA Claremont Inc.                                       Delaware
    CA Victory Assignor Corp.                               Delaware
    CA Victory Inc.                                         Delaware
    CG California Commercial Lending Inc.                   Delaware
    CG Realty Funding Inc.                                  Delaware
    CG Zero Coupon Depositary Corp.                         Delaware
    CPR Group Inc.                                          Delaware
    Cable Income Services Inc.                              Delaware
    Capital Preservation and Restructuring, Inc.            Delaware
    Chief Auto Parts Inc.                                   Delaware
    Client Account Protection Insurance Company             Vermont
    Commerce Square Corporation                             Delaware
    E.H.P. Depositary Corp.                                 Delaware
    EHP/GP Inc.                                             Delaware
    Eastern Avenue Inc.                                     Delaware
    Economic Advisors, Inc.                                 Massachusetts
    F & J Fruit Orchard Limited                             Delaware
    FIMI I Liquidation Inc.                                 Delaware
    FIMI II Liquidation Inc.                                Delaware
    Fiduciaria Lehman Brothers SpA                          Italy
    Finanziaria Lehman Brothers S.R.L.                      Italy
    Freedom GP Inc.                                         Delaware
    G & P Cable-1, Inc.                                     Delaware
    Growth Partners Inc.                                    Delaware
    HBLP Acquisition Corp.                                  Delaware
    Heritage Park II Inc.                                   Delaware
    HillCreste Properties Inc.                              Delaware
    Industrial Holdings Corporation                         New York
    J & F Apple Corporation                                 Delaware
    L-B Associates Inc.                                     Georgia
    LB Energy Inc.                                          Delaware
    LB Investment Inc.                                      Delaware
    LB Real Properties Corp.                                Delaware
    LB/FW Inc.                                              Delaware
    LB/MB Inc.                                              Delaware
    LB/MMG Inc.                                             Delaware
    Laurel Centre Depositary Corp.                          Delaware
    Laurel Centre Inc.                                      Delaware
    Lehman Atlanta Properties Inc.                          Georgia
    Lehman Brothers (China) Limited                         Hong Kong
    Lehman Brothers (Luxembourg) S.A.                       Luxembourg
    Lehman Brothers (Taiwan) Ltd.                           Taiwan
    Lehman Brothers (Thailand) Ltd.                         Thailand
    Lehman Brothers Asset Trading Inc.                      Delaware
    Lehman Brothers Bank (Switzerland)                      Switzerland
    Lehman Brothers Bankhaus Aktiengesellschaft (A.G.)      Germany
    Lehman Brothers Capital Co. (H.K.) Limited              Hong Kong
    Lehman Brothers Capital GMBH                            Germany
    Lehman Brothers Commercial Corporation                  Delaware
    Lehman Brothers Commodities (Japan) Ltd.                Japan
    Lehman Brothers Commodities Ltd.                        United Kingdom
    Lehman Brothers Conseil S.A.                            France
    Lehman Brothers Fiduciaria Di Amministrazione S.R.L.    Italy
    Lehman Brothers Finance S.A.                            Switzerland
    Lehman Brothers Futures Asset Management Corp.          Delaware
    Lehman Brothers Gilts Ltd.                              United Kingdom
    Lehman Brothers Global Asset Management Inc.            Delaware
    Lehman Brothers Global Asset Management Limited         United Kingdom
    Lehman Brothers Group Inc.                              Delaware
    Lehman Brothers Holdings Inc.                           Delaware
    Lehman Brothers Holdings Plc                            United Kingdom
    Lehman Brothers II Investment Inc.                      Delaware
    Lehman Brothers Inc.                                    Delaware
      Advantaged Housing Associates Inc.                    Delaware
      Aircraft Depositary Inc.                              Delaware
      Area Assignor Corp.                                   Delaware
      Area Depositary Corporation                           Delaware
      Area GP Corporation                                   Delaware
      Assisted Housing Associates Inc.                      Delaware
      Assisted Housing Inc.                                 Delaware
      BK I Realty Inc.                                      New York
      BK II Properties Inc.                                 New York
      BK III Restaurants Inc.                               New York
      Battery Park Credit Company                           Delaware
      Blue Jay Realty Corporation                           Delaware
      Boulevard Investors, Inc.                             Delaware
      Boulevard Real Estate Corp.                           Delaware
      Brookson Corp.                                        Delaware
      Brookwood Energy & Properties, Inc.                   Delaware
      Burlington Investors Inc.                             Delaware
      Buttonwood Leasing Corporation                        Delaware
      CA Pacific Inc.                                       Delaware
      CA Rosemead Inc.                                      Delaware
      CA Village Green Inc.                                 California
      CA Westlake Inc.                                      California
      CDF85 Real Estate Services Inc.                       Delaware
      CFB Realty Inc.                                       Texas
      CHP Real Estate Services Inc.                         Delaware
      CP1 Real Estate Services Inc.                         Delaware
      CP4 Real Estate Services Inc.                         Delaware
      CPR Realty Brokerage Inc.                             New York
      CR Properties, Inc.                                   Delaware
      CS Housing II Inc.                                    Delaware
      Canope Credit Corp.                                   Delaware
      Capital Park Real Estate Services Inc.                Delaware
      Casitas Associates, Inc.                              California
      Catcon Corp.                                          Delaware
      Central Funding (Concord) Corporation                 Delaware
      Commerce Credit Corp.                                 Delaware
      Corcon Corp.                                          Delaware
      Creekside Inc.                                        Delaware
      DG Realty Corp.                                       Delaware
      DL Mortgage Corporation                               Delaware
      DRA Management, Inc.                                  New York
      Dimont Corporation                                    Delaware
      Dixon Mill Properties Inc.                            Delaware
      EB Realty Corp.                                       Delaware
      EIP Holdings Inc.                                     Delaware
      EIP I Inc.                                            Delaware
      Energy Services I Inc.                                Delaware
      Energy Services II Inc.                               Delaware
      Energy Services III Inc.                              Delaware
      Equipment Management Inc.                             Delaware
      Ethanol Services Inc.                                 Delaware
      FRAH Special Services Inc.                            Delaware
      Financial Advisory Corporation                        Delaware
      First Dallas Associates Inc.                          Delaware
      First Ward Properties, Inc.                           Delaware
      Forest Management Corp.                               Delaware
      Fort Bend Inc.                                        Delaware
      Funds Distributor Inc.                                Massachusetts
      GA Dekalb Inc.                                        Delaware
      GP Real Estate Services II Inc.                       Delaware
      Government Assisted Properties, Inc.                  Delaware
      Grass Valley/Marguerite, Inc.                         California
      HEI Corporation                                       Delaware
      HRH 1, Inc.                                           Delaware
      HRH Depositary Corporation                            Delaware
      Heritage Park Inc.                                    Delaware
      Historic Properties Inc.                              Delaware
      Housing Programs Corporation II                       Delaware
      Housing Services, Inc.                                Delaware
      Hutton Manufactured Housing
         Communities III Inc.                               Delaware
      Hutton Technology Services 1 Inc.                     Delaware
      IL Lombard Inc.                                       Delaware
      Indian Oaks Inc.                                      Delaware
      Insured Mortgage Equities Inc.                        Delaware
      Intermodal Equipment Leasing Corporation              Delaware
      Investment Properties II Inc.                         Delaware
      Jackson Capitol Inc.                                  Delaware
      Jet Aircraft Leasing Inc.                             Delaware
      K. Acquisition Corp.                                  Delaware
      KCP Corp.                                             Delaware
      KM-I Real Estate Company VII                          Delaware
      Kandel Kansas, Inc.                                   Kansas
      Kandel Properties I Inc.                              Delaware
      Kulo Corp.                                            Connecticut
      LB I Group Inc.                                       Delaware
      LB Leasing Inc.                                       Delaware
      LB Offshore Vessels Inc.                              Delaware
      LB Orlando Properties IV, Inc.                        Delaware
      LB Research Inc.                                      Delaware
      LB/EJV Inc.                                           Delaware
      LBKL Properties Inc.                                  Delaware
      LM Kansas Partners Inc.                               Delaware
      LRH Warehousing, Inc.                                 Delaware
      LW-GP2A, Inc.                                         Delaware
         LW-GP2B, Inc.                                      Delaware
      LW-GP2C, Inc.                                         Delaware
      LW-GP2D, Inc.                                         Delaware
      LW-LP, Inc.                                           Delaware
      LW-RTC, Inc.                                          Delaware
      LW-SSP3, Inc.                                         Delaware
      LW-SSP4, Inc.                                         Delaware
      LW-SSP5, Inc.                                         Delaware
      LW-SSP6, Inc.                                         Delaware
      LW-SSP7, Inc.                                         Delaware
      La Jolla GP Inc.                                      Delaware
      Lebwab, Inc.                                          Delaware
      Lehman ABS Corporation                                Delaware
      Lehman Brothers (PTE) Ltd.                            Singapore
      Lehman Brothers Asia Holdings Limited                 Hong Kong
      Lehman Brothers Asia Limited                          Hong Kong
      Lehman Brothers Asset Management Asia, Inc.           Delaware
      Lehman Brothers Commercial Corporation
         Asia Limited                                       Hong Kong
      Lehman Brothers De Venezuela C.A.                     Venezuela
      Lehman Brothers Europe Inc.                           Delaware
      Lehman Brothers Finance (Japan) Inc.                  Delaware
      Lehman Brothers Finance Limited                       Hong Kong
      Lehman Brothers GMBH                                  Germany
      Lehman Brothers Global Asset Management K.K.          Japan
      Lehman Brothers Holdings International Inc.           New York
      Lehman Brothers International Services, Inc.          Delaware
      Lehman Brothers Investment Holding
         Company Inc.                                       Delaware
      Lehman Brothers LBO Inc.                              Delaware
      Lehman Brothers Nominees (H.K.) Limited               Hong Kong
      Lehman Brothers Overseas Inc.                         Delaware
      Lehman Brothers Pte Ltd.                              Singapore
      Lehman Brothers Puerto Rico Inc.                      Puerto Rico
      Lehman Brothers Realty Investment
         Corporation                                        Delaware
      Lehman Brothers S.A. [Spain]                          Spain
      Lehman Brothers S.A.E.                                Spain
      Lehman Brothers Securities Asia Limited               Hong Kong
      Lehman Brothers Services SNC                          France
      Lehman Brothers Special Financing Inc.                Delaware
      Lehman Brothers Sudamerica S.A.                       Argentina
      Lehman Brothers Systems Zero, Inc.                    Delaware
      Lehman Brothers Uruguay S.A.                          Uruguay
      Lehman Brothers de Chile, S.A.                        Chile
      Lehman CMO Inc.                                       Maryland
      Lehman Commercial Paper Inc.                          New York
      Lehman Energy Inc.                                    Delaware
      Lehman Enterprises Inc.                               Delaware
      Lehman Government Securities Inc.                     New York
      Lehman Insurance Company                              Arizona
      Lehman Pass-Through Securities Inc.                   Delaware
      Lehman Phase II Inc.                                  New York
      Lehman Realty & Development Corp.                     New York
      Lehman Risk Management, Inc.                          Delaware
      Liberty Corner Inc.                                   Delaware
      Lombard Realty Corporation                            Delaware
      Low Income Housing Inc.                               Delaware
      Lowell Investors Inc.                                 Delaware
      Lowell Real Estate Corp.                              Delaware
      MTGCO Inc.                                            Delaware
      Manufactured Housing Communities I Inc.               Delaware
      Manufactured Housing Communities II Inc.              Delaware
      Manufactured Housing Services Inc.                    Delaware
      Metro Realty Corporation                              Delaware
      Mountainview Hotels I Inc.                            Delaware
      Mukilteo GP Inc.                                      Washington
      N.P. Holdco, Inc.                                     Delaware
      N.P. Investment I Co.                                 Delaware
      N.P. Investment II Co.                                Delaware
      NGP Inc.                                              Delaware
      NJ Atlantic Inc.                                      Delaware
      NPC Inc.                                              Delaware
      NY Real Estate Services 1 Inc.                        Delaware
      NY Real Estate Services 2 Inc.                        Delaware
      Newark Properties One Inc.                            Delaware
      Novacorp Realty/GP Inc.                               Canada
      One Commerce Inc.                                     Delaware
      Ophthalmic Research Services I Inc.                   Delaware
      Ophthalmic Research Services II Inc.                  Delaware
      PAC Aircraft Management Inc.                          New York
      PREP 2 Preferred Properties Inc.                      Delaware
      Pacific Village Inc.                                  Delaware
      Panagora Asset Management, Inc.                       Massachusetts
      Participating Properties Inc.                         Delaware
      Phoenix Lease Properties II Inc.                      Delaware
      Phoenix Lease Properties Inc.                         Delaware
      Playa Blanca Inc.                                     Delaware
      Polaris Industries Holdings Inc.                      Delaware
      Prochi Corp.                                          Chile
      Project North Corporation                             Delaware
      Prometheus GP Inc.                                    Delaware
      Prometheus II Inc.                                    Delaware
      QP80 Real Estate Services Inc.                        Delaware
      RI 2 Real Estate Services Inc.                        Delaware
      RI 3-4 Real Estate Services, Inc.                     Delaware
      RI 5 Real Estate Services, Inc.                       Delaware
      RI 81 Real Estate Services Inc.                       Delaware
      RJS Leasing Inc.                                      Delaware
      RN Properties Corp.                                   Delaware
      RPI Real Estate Services, Inc.                        Delaware
      Raintree GP Inc.                                      Delaware
      Real Estate Equity Partners Inc.                      Delaware
      Real Estate Investors Inc.                            Delaware
      Real Estate Services I Inc.                           Delaware
      Real Estate Services VII Inc.                         Delaware
      Real Estate Services XIII Inc.                        Delaware
      Renaissance Tower Associates Inc.                     Connecticut
      Research Partners Inc.                                Washington
      Rock Hill Investors, Inc.                             Delaware
      Rock Hill Real Estate, Inc.                           Delaware
      SEI II Equipment Inc.                                 Delaware
      SFWY Corporation                                      Delaware
      SM4 Real Estate Investors, Inc.                       Texas
      SM7 Apartment Investors Inc.                          Texas
      Sacam Corp.                                           Delaware
      Sambar Properties Inc.                                Delaware
      Sanmars Acquisition Corp.                             Delaware
      Scranzay, Inc.                                        Delaware
      Selective Funding Inc.                                Delaware
      Semiahmoo Marina Corporation                          Washington
      Sharpstown Center Inc.                                New York
      Shearson/KM, Inc.                                     Ohio
      Southern Timber Resources Corp.                       Delaware
      Spear Tower Inc.                                      Delaware
      Special Media Inc.                                    Delaware
      Stamford Investment Realty Inc.                       Delaware
      Stamford Real Estate Corporation                      Delaware
      Storage Services Inc.                                 Delaware
      Structured Asset Securities Corporation               Delaware
      Subsidized Housing Services II Inc.                   Delaware
      Subsidized Housing Services Inc.                      Delaware
      TE 2 Enterprises Inc.                                 Delaware
      TX Tower Inc.                                         Delaware
      Texas Self Storage Inc.                               Texas
      Third-Sixth Mont Corporation                          Delaware
      Timber Resources Corp. II                             Delaware
      Tower Investors, Inc.                                 Delaware
      Tower Real Estate Corporation                         Delaware
      Trans Orbital Sciences Inc.                           Delaware
      Tustin Arms, Inc.                                     California
      Ult Development Inc.                                  Delaware
      VT, Inc.                                              California
      Venture Investment Partners Inc.                      Delaware
      Viewmount Inc.                                        Delaware
      Xebec Technology Inc.                                 Delaware
    Lehman Brothers International (Europe)                  United Kingdom
    Lehman Brothers International Investments Inc.          Delaware
    Lehman Brothers International S.A.                      Spain
    Lehman Brothers International S.P.A.                    Italy
    Lehman Brothers Investments Pte Limited                 Singapore
    Lehman Brothers Japan Inc.                              Delaware
    Lehman Brothers Limited                                 United Kingdom
    Lehman Brothers Merchant Banking Advisors Inc.          Delaware
    Lehman Brothers Merchant Banking Partners Inc.          Delaware
    Lehman Brothers Middle East Inc.                        Delaware
    Lehman Brothers Money Brokers Ltd.                      United Kingdom
    Lehman Brothers N.V.                                    Curacao, N.A.
    Lehman Brothers N.V. Holdings Inc.                      Delaware
    Lehman Brothers Nominees Limited                        United Kingdom
    Lehman Brothers Offshore Partners Ltd.                  Bermuda
    Lehman Brothers Pera Inc.                               Delaware
    Lehman Brothers Realty Corp.                            Delaware
    Lehman Brothers S.P.A. Societa'                         Italy
      Di Intermediazione Mobiliare
    Lehman Brothers Securities                              United Kingdom
    Lehman Brothers Securities SpA - Societa' Di            Italy
      Intermediazone Mobiliare
    Lehman Brothers UK Holdings Limited                     Delaware & U.K
    Lehman Brothers Verwaltungs-und                         Germany
      Beteiligungsgesellschaft mbH
    Lehman Brothers/FW Inc.                                 Delaware
    Lehman Brothers/GP Inc.                                 Delaware
    Lehman Brothers/MBGP Inc.                               Delaware
    Lehman Brothers/MBLP Inc.                               Delaware
    Lehman Brothers/Rosecliff Inc.                          Delaware
    Lehman Capital Corporation                              New York
    Lehman Electric Inc.                                    Delaware
    Lehman Funding Corp.                                    Delaware
    Lehman Global Financial Services Co., Ltd.              United Kingdom
    Lehman Hollywood Partners Inc.                          Delaware
    Lehman Investments Inc.                                 Delaware
    Lehman Lending Corp.                                    Delaware
    Lehman Ltd. I Inc.                                      Delaware
    Lehman Q. C. Garage Inc.                                Delaware
    Lehman Queens Center Inc.                               Delaware
    Lehman Queens Limited Inc.                              Delaware
    Lehman SFA Inc.                                         Delaware
    Lehman Special Securities Inc.                          New York
    Lehman Structured Assets Inc.                           Delaware
    Lehman-Global Financial Services Co., Ltd.              Taiwan
    Lehman/SDI Inc.                                         Delaware
    Liberty GP II Inc.                                      Delaware
    Liberty GP III Inc.                                     Delaware
    Liberty GP Inc.                                         Delaware
    Manhattan Beach Commercial Properties III
      Depositary Inc.                                       Delaware
    Manhattan Beach Commercial Properties III Inc.          Delaware
    Medical Office Properties Depositary Inc.               Delaware
    Medical Office Properties Inc.                          Delaware
    Messel (Foreign) Nominees Limited                       United Kingdom
    Messel Nominees Limited                                 United Kingdom
    Midwest Centers Depositary Inc.                         Delaware
    Midwest Centers Inc.                                    Delaware
    NJ Somerset Inc.                                        Delaware
    NL GP Inc.                                              Delaware
    Northstar Equipment Leasing Income Inc.                 Delaware
    O.M.B. Limited Partner Ltd.                             Bermuda
    PDF86 Depositary Corp.                                  Delaware
    PDF86 Real Estate Services Inc.                         Delaware
    Panagora Asset Management Limited                       United Kingdom
    Platform Mortgage Limited                               United Kingdom
    Prime Depositary Corp.                                  Delaware
    Principal Growth Depositary Corp.                       Delaware
    Principal Growth Mortgage Investors Depositary Corp.    Delaware
    Principal Growth Realty Funding, Inc.                   Delaware
    Principal Growth Realty Management Inc.                 Delaware
    Property Asset Management Inc.                          Delaware
    R-H Wildwood-I, Inc.                                    Georgia
    RAIA Depositary Corp.                                   Delaware
    Regional Malls Depositary Corp.                         Delaware
    Regional Malls Inc.                                     Delaware
    Senior Income Depositary, Inc.                          Delaware
    Senior Income Fund Inc.                                 Delaware
    South Cobb Land Inc.                                    Georgia
    South Olive Services Company                            Delaware
    Stamford Towers Depositary Corp.                        Delaware
    Stamford Towers Inc.                                    Delaware
    Storage Inc.                                            Delaware
    Sun Distributors, Inc.                                  Pennsylvania
    Union Square Depositary Corp.                           Delaware
    Union Square/GP Corp.                                   Delaware
    Walnut Grove GP Corp.                                   Delaware
    Warner Center Inc.                                      Delaware
    Warren Atlantic Inc.                                    Delaware
    Wellington-Medford III Properties, Inc.                 Massachusetts
    Working Interest Inc.                                   Delaware